Non-current assets (Tables)	12 Months Ended
Dec. 31, 2019
Non-current assets held for sale
Schedule of non-current assets
The detail of Non-current assets held for sale in the consolidated balance sheets is as follows:

Million euros
	2019	2018	2017
Tangible assets	4,588	5,424	11,661
Of which:
Foreclosed assets	4,485	5,334	11,566
Of which: property assets in Spain*	3,667	4,488	10,533
Other tangible assets held for sale	103	90	95
Other assets**	13	2	3,619
Total	4,601	5,426	15,280

*
During 2019, the sale of real estate assets to Cerberus from awards has materialised, generating losses of EUR 180 million. In March 2018, the agreement for the operation of Banco Popular Español, S.A.U. real estate business with Blackstone was materialised (see Note 3).

**	In 2017, the item Other assets includes, mainly, Banco Popular Español, S.A.U. assets under the sale of the real estate business to Blackstone (see Note 3).